UNITED STATES

                           SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549




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                                        FORM 8-K\A
                                     Amendment No.1 to
                                      CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934



               Date of Report  (date of earliest event reported)   February
               17, 1995


                                    Chemfab Corporation

                    (Exact Name of registrant as specified in charter)




               Delaware              0-12948               03-0221503
               (State or other       (Commission           (IRS employer
               jurisdiction of       file number)          identification
               incorporation                                no.)




701 Daniel Webster Highway, Merrimack, New Hampshire      03054
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (603)  424-9000










          (Former name or former address, if changed since last report)




Item 7    Financial Statements, and Exhibits
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     7(a) The audited  financial statements  of Fothergill Tygaflor  Division of
          Courtaulds Aerospace Limited (Tygaflor) for its fiscal year ended March 31, 1994 and the 10 1\2 months ended February 17, 1995 are attached hereto as an exhibit.

     7(b) The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached hereto as an exhibit.

     7(c) Exhibits

     1.   10(b)(8)  Asset  Purchase  Agreement   between  Chemfab   Corporation,
                    Chemfab U.K. Ltd., Courtaulds  plc and Courtaulds  Aerospace
                    Limited dated February 13, 1995.
     1.   10(b)(9)  Facilities   Agreement   between  Chemfab   Europe,  Chemfab
                    Holdings U.K. Ltd., Chemfab U.K. Ltd. and Bank of Ireland dated February 17, 1995.
     1.   10(b)(10) Guarantee  and Indemnity between Chemfab Corporation and the
                    Bank of Ireland dated February 17, 1995.
     2.   10(b)(11) Balance sheets of Tygaflor as of March 31, 1994 and February
                    17, 1995, the related statements of income and cash flows for the periods then ended, and the report of Ernst and Young LLP thereon.
     2.   10(b)(12) Unaudited pro forma combined balance sheet of the registrant and Tygaflor as of January 1, 1995, unaudited pro forma statements of income for the year ended June 30, 1994 and the six months ended January 1, 1995 and explanatory notes thereto.









_______________________________________________________________________
          1. Attached as an exhibit to this report on Form 8-K as originally filed on March 2, 1995.

          2.        Filed herewith.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 8, 1995
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                    CHEMFAB CORPORATION




                    By: /s/  William H. Everett
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                    Title: Vice President
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